Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dave Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jason Wilk, Chief Executive Officer of the Company, and Kyle Beilman, Chief Financial Officer of the Company, do each hereby certify pursuant to 18 of U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2022	/s/ Jason Wilk
Jason Wilk
Chief Executive Officer and Director
(Principal Executive Officer)

/s/ Kyle Beilman
Kyle Beilman
Chief Financial Officer
(Principal Financial Officer)